UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

(This Form N-CSR relates solely to the Registrant’s PGIM Short Duration Muni Fund and PGIM US Real Estate Fund))

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	3/31/2022

Date of reporting period:	3/31/2022

Item 1 – Reports to Stockholders

PGIM US REAL ESTATE FUND

ANNUAL REPORT

MARCH 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM US Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2022.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The approval of effective vaccines encouraged states to reopen their economies, leading to job growth and higher corporate profits. Yet inflation surged to a 40-year high near the end of the period, prompting the Federal Reserve to raise interest rates for the first time in four years to combat rising consumer prices.

Stocks rallied for much of the period. Equity markets rose to record levels but became much more volatile later on as investors worried that supply-chain challenges, the emergence of more contagious variants, and geopolitical uncertainty in Europe relating to Russia’s invasion of Ukraine might stall the recovery. For the period, large-cap US equities and stocks in developed foreign markets rose. Emerging market and small-cap US stocks fell.

Fixed income investors turned cautious during the period. Investment-grade bonds in the US and the overall global bond market, along with US high yield corporate bonds and emerging market debt, all posted negative returns for the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is a top-10 investment manager globally with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM US Real Estate Fund

May 15, 2022

PGIM US Real Estate Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/22

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	21.62	11.51	9.81	—

(without sales charges)	28.70	12.78	10.43	—

Class C

(with sales charges)	26.77	11.94	9.61	—

(without sales charges)	27.77	11.94	9.61	—

Class Z

(without sales charges)	29.05	13.06	10.71	—

Class R6

(without sales charges)	29.05	N/A	N/A	13.22 (05/25/2017)

FTSE NAREIT Equity REITs Index

	26.49	9.63	9.81	—

S&P 500 Index

	15.64	15.98	14.63	—

Average Annual Total Returns as of 3/31/22 Since Inception (%)

Class R6 (05/25/2017)

FTSE NAREIT Equity REITs Index	10.13

S&P 500 Index	16.00

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE NAREIT Equity REITs Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (March 31, 2012) and the account values at the end of the current fiscal year (March 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM US Real Estate Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

FTSE NAREIT Equity REITs Index—The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index is an unmanaged index which measures the performance of all real estate investment trusts (REITs) listed on the New York Stock Exchange, the NASDAQ National Market, and the NYSE MKT LLC (formerly known as NYSE Amex Equities). The Index is designed to reflect the performance of all publicly traded equity REITs as a whole.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 3/31/22

Ten Largest Holdings	Real Estate Sectors	% of Net Assets

Prologis, Inc.	Industrial REITs	8.7%

Welltower, Inc.	Health Care REITs	8.4%

Equity Residential	Residential REITs	6.4%

Rexford Industrial Realty, Inc.	Industrial REITs	5.1%

CubeSmart	Specialized REITs	4.5%

Camden Property Trust	Residential REITs	4.2%

Life Storage, Inc.	Specialized REITs	4.1%

Equinix, Inc.	Specialized REITs	3.7%

Simon Property Group, Inc.	Retail REITs	3.6%

Alexandria Real Estate Equities, Inc.	Office REITs	3.4%

Holdings reflect only long-term investments and are subject to change.

PGIM US Real Estate Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM US Real Estate Fund’s Class Z shares returned 29.05% in the 12-month reporting period that ended March 31, 2022, outperforming the 26.49% return of the FTSE NAREIT Equity REITs Index (the Index).

What were conditions like in the US real estate securities market?

•

The reporting period saw strong price appreciation for the US real estate investment trust (REIT) market, driven by a rapid recovery in fundamentals following the spread of COVID-19 in 2020 and the subsequent economic impact. The US REIT market gained 26.49% in the period, as measured by the Index, well ahead of the 15.64% gain for the S&P 500 Index, a widely recognized measure of US large-cap equity performance.

•

Despite the appearance of numerous COVID-19 variants and repeated waves of infection, most REIT property types experienced a substantial recovery in fundamentals over the course of the period, driven by both a robust occupancy recovery and improving rent growth.

What worked?

•

The main driver of the Fund’s outperformance relative to the Index for the period was notably favorable stock selection in the healthcare sector. The industrial sector also contributed meaningfully due to positive security selection.

•	Other sectors that performed well included, but were not limited to, triple net, gaming, and data centers.

What didn’t work?

•

The hotel sector detracted most significantly from performance due to the Fund’s overweighted exposure relative to the Index in this lagging sector. An overweight allocation to the healthcare sector also detracted.

•	The specialty housing and storage sectors also hampered relative performance due to weak individual stock selections.

Current outlook

•

PGIM Real Estate continues to view the US REIT market as well positioned for 2022 given expectations for strong earnings growth over the next two years, limited exposure to overseas tensions, and capacity in the industry to protect investors from inflationary pressures. PGIM Real Estate estimates funds-from-operations per-share growth of approximately 12% in 2022 and 10% in 2023. Expectations for earnings growth for the next two years have consistently moved higher as market rents have largely come in higher than expected. Given the highly inflationary economic backdrop and the asset class’s limited operating costs exposure, PGIM Real Estate sees more upside potential in the US REIT market’s earnings growth outlook.

•	PGIM Real Estate also expects another active year on the REIT merger-and-acquisition front in 2022. In 2021, the market witnessed 12 REIT

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takeovers across a variety of sectors, representing both public-to-public and take-private deals. Favorable debt and equity capital markets, combined with a multiyear recovery outlook in fundamentals, are likely to keep private equity interest focused on additional opportunities in the REIT market.

•

PGIM Real Estate continues to favor a barbell approach to the Fund’s sector allocation, minimizing unintended factor exposure, while maintaining a positive view on secular winners, specifically the self-storage and residential sectors. In addition, PGIM Real Estate continues to look for opportunities for the Fund to participate in the robust occupancy recovery and improving pricing power occurring across more discounted sectors. Specifically, the shopping center sector appears particularly well positioned to outperform in 2022, in PGIM Real Estate’s view. In many ways, the COVID-19 pandemic served as a cleansing mechanism for the retail world, allowing public REITs to gain market share in the best-located centers with top retailers. As such, bankruptcy risk is currently at one of the lowest levels in recent memory, and many REITs are in strong positions to push through higher rental rates upon lease expirations. PGIM Real Estate also sees significant upside in senior housing-focused REITs over the next several years. While pandemic-related labor issues may impact margins in the short term, the sector appears well positioned to benefit from an occupancy rebuild and sustained demographic tailwinds for years to come.

Comments on largest holdings

8.7%	Prologis Inc., Industrial

Prologis is an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia. It also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

8.4%	Welltower Inc., Healthcare

Welltower invests in senior housing and healthcare real estate properties. It owns interests in properties concentrated in major high-growth markets in the US, Canada, and the United Kingdom, consisting of senior housing, post-acute communities, and outpatient medical properties. Its portfolio includes more than 1,500 properties leased to healthcare operators in approximately 45 states in the US.

6.4%	Equity Residential, Residential

Equity Residential acquires, develops, and manages apartment complexes in the US. One of the largest apartment owners in the US, it actively invests in rental properties in the urban core of cities and in high-density suburban areas near transit, entertainment, and cultural amenities. The company acquires, develops, and manages multifamily residential units in the form of garden-style, high-rise, and mid-rise properties. (Garden-style properties typically are less than three

PGIM US Real Estate Fund 9

Strategy and Performance Overview* (continued)

stories, while mid-rise/high-rise properties are taller.) Equity Residential owns more than 300 multifamily communities with nearly 80,000 rentable units in large metropolitan areas such as San Francisco, Seattle, and New York.

5.1%	Rexford Industrial Realty Inc., Industrial

Rexford Industrial owns and manages nearly 215 industrial properties in Southern California and surrounding areas. Its portfolio includes about 26.6 million square feet of warehouse, distribution, and light manufacturing space leased to small and midsized businesses. It manages about 20 more properties, altogether comprising about 1.0 million square feet of rentable space. A self-administered and self-managed REIT, Rexford Industrial was formed in 2013 from the assets of its predecessor.

4.5%	CubeSmart, Storage

CubeSmart, a self-administered and self-managed real estate company, owns, operates, acquires, and develops self-storage facilities in the United States.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM US Real Estate Fund 11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM US Real Estate Fund		Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,112.20	1.25%	$ 6.58

	Hypothetical	$1,000.00	$1,018.70	1.25%	$ 6.29

Class C	Actual	$1,000.00	$1,107.80	2.00%	$10.51

	Hypothetical	$1,000.00	$1,014.96	2.00%	$10.05

Class Z	Actual	$1,000.00	$1,113.50	1.00%	$ 5.27

	Hypothetical	$1,000.00	$1,019.95	1.00%	$ 5.04

Class R6	Actual	$1,000.00	$1,113.50	1.00%	$ 5.27

	Hypothetical	$1,000.00	$1,019.95	1.00%	$ 5.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are are equal to the annualized expense ratio for each share class are (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of March 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS

Diversified REITs 2.6%

Essential Properties Realty Trust, Inc.	102,663	$2,597,374

Health Care REITs 11.3%

Community Healthcare Trust, Inc.	18,871	796,545
Global Medical REIT, Inc.	133,329	2,175,929
Welltower, Inc.	88,593	8,517,331

		11,489,805

Hotel & Resort REITs 4.5%

Host Hotels & Resorts, Inc.	117,349	2,280,091
Park Hotels & Resorts, Inc.	119,372	2,331,335

		4,611,426

Industrial REITs 16.1%

First Industrial Realty Trust, Inc.	37,509	2,322,182
Prologis, Inc.	54,551	8,808,895
Rexford Industrial Realty, Inc.	69,100	5,154,169

		16,285,246

Office REITs 4.9%

Alexandria Real Estate Equities, Inc.	17,451	3,512,014
Hudson Pacific Properties, Inc.	36,217	1,005,022
SL Green Realty Corp.	6,011	487,973

		5,005,009

Residential REITs 18.3%

American Homes 4 Rent (Class A Stock)	65,683	2,629,291
Camden Property Trust	25,754	4,280,315
Equity Residential	72,386	6,508,949
Essex Property Trust, Inc.	7,388	2,552,406
Invitation Homes, Inc.	43,963	1,766,433
Sun Communities, Inc.	4,372	766,368

		18,503,762

Retail REITs 17.9%

Acadia Realty Trust	110,511	2,394,773
Federal Realty Investment Trust	16,677	2,035,761
Kimco Realty Corp.	122,145	3,016,981

See Notes to Financial Statements.
PGIM US Real Estate Fund 13

Schedule of Investments  (continued)

as of March 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Retail REITs (cont’d.)

Kite Realty Group Trust	47,349	$1,078,137
Macerich Co. (The)	155,251	2,428,126
NETSTREIT Corp.	130,516	2,928,779
Realty Income Corp.	7,974	552,598
Simon Property Group, Inc.	27,860	3,665,262

		18,100,417

Specialized REITs 24.2%

CubeSmart	87,305	4,542,479
Digital Realty Trust, Inc.	13,089	1,856,020
EPR Properties	62,089	3,396,889
Equinix, Inc.	5,103	3,784,487
Extra Space Storage, Inc.	8,638	1,775,973
Gaming & Leisure Properties, Inc.	45,251	2,123,630
Life Storage, Inc.	29,302	4,114,880
Public Storage	7,418	2,895,097

		24,489,455

TOTAL LONG-TERM INVESTMENTS (cost $87,147,972)		101,082,494

SHORT-TERM INVESTMENT 1.6%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $1,626,345)	1,626,345	1,626,345

TOTAL INVESTMENTS 101.4% (cost $88,774,317)		102,708,839
Liabilities in excess of other assets (1.4)%		(1,412,470)

NET ASSETS 100.0%		$101,296,369

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.
14

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Diversified REITs	$ 2,597,374	$—	$—
Health Care REITs	11,489,805	—	—
Hotel & Resort REITs	4,611,426	—	—
Industrial REITs	16,285,246	—	—
Office REITs	5,005,009	—	—
Residential REITs	18,503,762	—	—
Retail REITs	18,100,417	—	—
Specialized REITs	24,489,455	—	—
Short-Term Investment
Unaffiliated Fund	1,626,345	—	—

Total	$102,708,839	$—	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2022 were as follows (unaudited):

Specialized REITs	24.2%
Residential REITs	18.3
Retail REITs	17.9
Industrial REITs	16.1
Health Care REITs	11.3
Office REITs	4.9
Hotel & Resort REITs	4.5

Diversified REITs	2.6%
Unaffiliated Fund	1.6

101.4
Liabilities in excess of other assets	(1.4)

100.0%

See Notes to Financial Statements.
PGIM US Real Estate Fund 15

Statement of Assets and Liabilities

as of March 31, 2022

Assets
Unaffiliated investments (cost $88,774,317)	$102,708,839
Dividends receivable	296,693
Receivable for Fund shares sold	170,108
Prepaid expenses	609

Total Assets	103,176,249

Liabilities

Payable for investments purchased	1,244,273
Payable for Fund shares purchased	530,209
Accrued expenses and other liabilities	67,135
Management fee payable	31,769
Distribution fee payable	3,281
Affiliated transfer agent fee payable	3,213

Total Liabilities	1,879,880

Net Assets	$101,296,369

Net assets were comprised of:
Shares of beneficial interest, at par	$6,067
Paid-in capital in excess of par	87,595,166
Total distributable earnings (loss)	13,695,136

Net assets, March 31, 2022	$101,296,369

See Notes to Financial Statements.
16

Class A

Net asset value and redemption price per share,
($7,648,375 ÷ 458,515 shares of beneficial interest issued and outstanding)	$16.68
Maximum sales charge (5.50% of offering price)	0.97

Maximum offering price to public	$17.65

Class C
Net asset value, offering price and redemption price per share,
($2,085,463 ÷ 128,647 shares of beneficial interest issued and outstanding)	$16.21

Class Z
Net asset value, offering price and redemption price per share,
($77,966,892 ÷ 4,666,575 shares of beneficial interest issued and outstanding)	$16.71

Class R6
Net asset value, offering price and redemption price per share,
($13,595,639 ÷ 813,647 shares of beneficial interest issued and outstanding)	$16.71

See Notes to Financial Statements.
PGIM US Real Estate Fund 17

Statement of Operations

Year Ended March 31, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$1,430,485
Affiliated dividend income	638

Total income	1,431,123

Expenses
Management fee	462,461
Distribution fee(a)	36,311
Transfer agent’s fees and expenses (including affiliated expense of $12,724)(a)	78,947
Registration fees(a)	54,474
Custodian and accounting fees	50,398
Audit fee	25,700
Legal fees and expenses	21,825
Shareholders’ reports	12,650
Trustees’ fees	10,109
Miscellaneous	17,611

Total expenses	770,486
Less: Fee waiver and/or expense reimbursement(a)	(116,762)
Distribution fee waiver(a)	(3,387)

Net expenses	650,337

Net investment income (loss)	780,786

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	3,862,492
Net change in unrealized appreciation (depreciation) on investments	7,943,714

Net gain (loss) on investment transactions	11,806,206

Net Increase (Decrease) In Net Assets Resulting From Operations	$12,586,992

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	20,323	15,988	—	—
Transfer agent’s fees and expenses	13,979	2,537	61,238	1,193
Registration fees	11,129	11,240	21,579	10,526
Fee waiver and/or expense reimbursement	(24,318)	(13,452)	(69,969)	(9,023)
Distribution fee waiver	(3,387)	—	—	—

See Notes to Financial Statements.
18

Statements of Changes in Net Assets

	Year Ended March 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$780,786	$426,762
Net realized gain (loss) on investment transactions	3,862,492	2,471,884
Net change in unrealized appreciation (depreciation) on investments	7,943,714	6,874,821

Net increase (decrease) in net assets resulting from operations	12,586,992	9,773,467

Dividends and Distributions
Distributions from distributable earnings
Class A	(652,691)	(84,427)
Class B	—	(191)
Class C	(164,522)	(7,323)
Class Z	(4,413,591)	(356,995)
Class R6	(1,048,577)	(40,691)

	(6,279,381)	(489,627)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	80,284,658	5,589,264
Net asset value of shares issued in reinvestment of dividends and distributions	6,277,852	486,613
Cost of shares purchased	(26,664,009)	(8,427,576)

Net increase (decrease) in net assets from Fund share transactions	59,898,501	(2,351,699)

Total increase (decrease)	66,206,112	6,932,141

Net Assets:

Beginning of year	35,090,257	28,158,116

End of year	$101,296,369	$35,090,257

See Notes to Financial Statements.
PGIM US Real Estate Fund 19

Financial Highlights

Class A Shares
	Year Ended March 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.23	$10.60	$13.14	$11.05	$12.01
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.19	0.19	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.92	3.66	(1.93)	2.47	(0.41)
Total from investment operations	4.08	3.80	(1.74)	2.66	(0.23)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.17)	(0.19)	(0.19)	(0.13)
Distributions from net realized gains	(1.51)	-	(0.61)	(0.38)	(0.60)
Total dividends and distributions	(1.63)	(0.17)	(0.80)	(0.57)	(0.73)
Net asset value, end of year	$16.68	$14.23	$10.60	$13.14	$11.05
Total Return(b):	28.70%	36.16%	(14.51)%	24.76%	(2.36)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,648	$5,849	$6,050	$4,735	$3,938
Average net assets (000)	$6,774	$5,881	$5,832	$4,230	$4,492
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses before waivers and/or expense reimbursement	1.66%	1.92%	2.00%	2.36%	2.22%
Net investment income (loss)	0.98%	1.18%	1.42%	1.63%	1.49%
Portfolio turnover rate(e)	132%	246%	211%	154%	92%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
20

Class C Shares
	Year Ended March 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.88	$10.35	$12.84	$10.81	$11.79
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.05	0.09	0.10	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.82	3.56	(1.88)	2.41	(0.39)
Total from investment operations	3.86	3.61	(1.79)	2.51	(0.31)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.09)	(0.10)	(0.07)
Distributions from net realized gains	(1.51)	-	(0.61)	(0.38)	(0.60)
Total dividends and distributions	(1.53)	(0.08)	(0.70)	(0.48)	(0.67)
Net asset value, end of year	$16.21	$13.88	$10.35	$12.84	$10.81
Total Return(b):	27.77%	35.04%	(15.08)%	23.81%	(3.11)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,085	$990	$1,273	$1,135	$949
Average net assets (000)	$1,599	$1,031	$1,360	$947	$1,294
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses before waivers and/or expense reimbursement	2.84%	3.33%	3.32%	4.17%	3.10%
Net investment income (loss)	0.28%	0.43%	0.65%	0.89%	0.69%
Portfolio turnover rate(e)	132%	246%	211%	154%	92%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM US Real Estate Fund 21

Financial Highlights (continued)

Class Z Shares
	Year Ended March 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.25	$10.62	$13.16	$11.07	$12.02
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.18	0.22	0.23	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.91	3.65	(1.93)	2.46	(0.40)
Total from investment operations	4.13	3.83	(1.71)	2.69	(0.19)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.20)	(0.22)	(0.22)	(0.16)
Distributions from net realized gains	(1.51)	-	(0.61)	(0.38)	(0.60)
Total dividends and distributions	(1.67)	(0.20)	(0.83)	(0.60)	(0.76)
Net asset value, end of year	$16.71	$14.25	$10.62	$13.16	$11.07
Total Return(b):	29.05%	36.44%	(14.27)%	25.03%	(2.09)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$77,967	$24,856	$19,702	$20,978	$15,422
Average net assets (000)	$44,164	$21,999	$25,381	$17,162	$16,394
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.16%	1.42%	1.44%	1.54%	1.80%
Net investment income (loss)	1.34%	1.44%	1.60%	1.90%	1.76%
Portfolio turnover rate(e)	132%	246%	211%	154%	92%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
22

Class R6 Shares
					May 25, 2017(a) through March 31, 2018

	Year Ended March 31,
	2022	2021	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.25	$10.62	$13.16	$11.06	$12.16
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.18	0.28	0.22	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.91	3.65	(1.99)	2.48	(0.54)
Total from investment operations	4.13	3.83	(1.71)	2.70	(0.34)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.20)	(0.22)	(0.22)	(0.16)
Distributions from net realized gains	(1.51)	-	(0.61)	(0.38)	(0.60)
Total dividends and distributions	(1.67)	(0.20)	(0.83)	(0.60)	(0.76)
Net asset value, end of period	$16.71	$14.25	$10.62	$13.16	$11.06
Total Return(c):	29.05%	36.44%	(14.27)%	25.14%	(3.31)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,596	$3,396	$954	$12	$10
Average net assets (000)	$9,125	$2,559	$294	$11	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00	%(f)
Expenses before waivers and/or expense reimbursement	1.10%	1.65%	4.99%	135.20%	115.13	%(f)
Net investment income (loss)	1.30%	1.46%	2.06%	1.88%	1.93	%(f)
Portfolio turnover rate(g)	132%	246%	211%	154%	92%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM US Real Estate Fund 23

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM US Real Estate Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is capital appreciation and income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

24

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM US Real Estate Fund 25

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

26

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

PGIM US Real Estate Fund 27

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (which provides subadvisory services to the Fund through its business unit, PGIM Real Estate) and PGIM Real Estate (UK) Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended March 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% on average daily net assets up to and including $1 billion;	0.75%
0.73% on the next $2 billion of average daily net assets;
0.71% on the next $2 billion of average daily net assets;
0.70% on the next $5 billion of average daily net assets;
0.69% on average daily net assets exceeding $10 billion.

The Manager has contractually agreed, through July 31, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be

28

realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	1.25%

C	2.00

Z	1.00

R6	1.00

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly. The Fund’s annual distribution contractual rate and limit where applicable are as follows:

Class	Contractual Rate	Limit

A	0.30%	0.25%

C	1.00	—

Z	N/A	N/A

R6	N/A	N/A

For the year ended March 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

FESL by Class	Amount

A	$30,969

CDSC by Class	Amount

A	$ —

C	774

PGIM Investments, PGIM, Inc., PGIM Real Estate (UK) Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

PGIM US Real Estate Fund 29

Notes to Financial Statements (continued)

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended March 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended March 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$136,312,745	$81,401,332

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended March 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)

$201,060	$37,429,724	$37,630,784	$—	$—	$—	—	$638

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

30

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended March 31, 2022, the tax character of dividends paid by the Fund were $4,006,541 of ordinary income and $2,272,840 of long-term capital gains. For the year ended March 31, 2021, the tax character of dividends paid by the Fund were $489,627 of ordinary income.

As of March 31, 2022, the accumulated undistributed earnings on a tax basis were $559,709 of ordinary income and $683,537 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$90,256,949	$14,144,303	$(1,692,413)	$12,451,890

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

PGIM US Real Estate Fund 31

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of March 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

Z	1,678,831	36.0%

R6	1,093	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	1	27.7%

Unaffiliated	6	65.9%

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended March 31, 2022:
Shares sold	133,154	$2,221,864
Shares issued in reinvestment of dividends and distributions	39,006	651,167
Shares purchased	(124,055)	(2,032,043)
Net increase (decrease) in shares outstanding before conversion	48,105	840,988
Shares issued upon conversion from other share class(es)	2,962	49,117
Shares purchased upon conversion into other share class(es)	(3,653)	(57,955)
Net increase (decrease) in shares outstanding	47,414	$832,150

Year ended March 31, 2021:
Shares sold	40,353	$466,746
Shares issued in reinvestment of dividends and distributions	6,796	81,445
Shares purchased	(225,914)	(2,755,396)
Net increase (decrease) in shares outstanding before conversion	(178,765)	(2,207,205)
Shares issued upon conversion from other share class(es)	21,455	255,496
Shares purchased upon conversion into other share class(es)	(2,237)	(27,985)
Net increase (decrease) in shares outstanding	(159,547)	$(1,979,694)

32

Share Class	Shares	Amount

Class B

Period ended June 26, 2020*:
Shares sold	370	$4,000
Shares issued in reinvestment of dividends and distributions	18	190
Shares purchased	(187)	(2,027)
Net increase (decrease) in shares outstanding before conversion	201	2,163
Shares purchased upon conversion into other share class(es)	(17,515)	(197,930)
Net increase (decrease) in shares outstanding	(17,314)	$(195,767)

Class C
Year ended March 31, 2022:
Shares sold	81,625	$1,307,801
Shares issued in reinvestment of dividends and distributions	10,123	164,522
Shares purchased	(27,101)	(431,659)
Net increase (decrease) in shares outstanding before conversion	64,647	1,040,664
Shares purchased upon conversion into other share class(es)	(7,332)	(117,126)
Net increase (decrease) in shares outstanding	57,315	$923,538

Year ended March 31, 2021:
Shares sold	14,124	$179,475
Shares issued in reinvestment of dividends and distributions	619	7,323
Shares purchased	(62,060)	(708,665)
Net increase (decrease) in shares outstanding before conversion	(47,317)	(521,867)
Shares purchased upon conversion into other share class(es)	(4,425)	(57,566)
Net increase (decrease) in shares outstanding	(51,742)	$(579,433)

Class Z
Year ended March 31, 2022:
Shares sold	3,945,497	$64,966,082
Shares issued in reinvestment of dividends and distributions	264,216	4,413,586
Shares purchased	(1,249,368)	(20,105,425)
Net increase (decrease) in shares outstanding before conversion	2,960,345	49,274,243
Shares issued upon conversion from other share class(es)	7,824	125,964
Shares purchased upon conversion into other share class(es)	(46,243)	(714,458)
Net increase (decrease) in shares outstanding	2,921,926	$48,685,749

Year ended March 31, 2021:
Shares sold	186,828	$2,261,393
Shares issued in reinvestment of dividends and distributions	29,687	356,964
Shares purchased	(329,337)	(3,916,194)
Net increase (decrease) in shares outstanding before conversion	(112,822)	(1,297,837)
Shares issued upon conversion from other share class(es)	2,234	27,985
Net increase (decrease) in shares outstanding	(110,588)	$(1,269,852)

PGIM US Real Estate Fund 33

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R6
Year ended March 31, 2022:
Shares sold	715,946	$11,788,911
Shares issued in reinvestment of dividends and distributions	62,756	1,048,577
Shares purchased	(249,612)	(4,094,882)
Net increase (decrease) in shares outstanding before conversion	529,090	8,742,606
Shares issued upon conversion from other share class(es)	46,243	714,458
Net increase (decrease) in shares outstanding	575,333	$9,457,064

Year ended March 31, 2021:
Shares sold	228,793	$2,677,650
Shares issued in reinvestment of dividends and distributions	3,340	40,691
Shares purchased	(83,647)	(1,045,294)
Net increase (decrease) in shares outstanding	148,486	$1,673,047

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

34

to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended March 31, 2022. The average daily balance for the 7 days that the Fund had loans outstanding during the period was approximately $3,009,571, borrowed at a weighted average interest rate of 1.37%. The maximum loan outstanding amount during the period was $8,459,000. At March 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Concentration Risk: To the extent that the Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

PGIM US Real Estate Fund 35

Notes to Financial Statements (continued)

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials,

36

supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

PGIM US Real Estate Fund 37

Notes to Financial Statements (continued)

Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indices. As a result, the Fund’s performance can deviate from the performance of such indices. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indices. As a result, the Fund’s performance can deviate from the performance of such indices. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Selection Risk: Selection risk is the risk that the securities selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. Individual REIT prices may drop because of the failure of borrowers to pay their loans, a dividend reduction, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, or poor management of a REIT.

38

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM US Real Estate Fund 39

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM US Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM US Real Estate Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 21, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

May 17, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

40

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM US Real Estate Fund 41

Tax Information (unaudited)

We are advising you that during the year ended March 31, 2022, the Fund reports the maximum amount allowed per share but not less than $0.59 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM US Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM US Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

PGIM US Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM US Real Estate Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ●
Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Jonathan Corbett, Anti-Money Laundering Compliance Officer ●
Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ●
Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant
Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

	PGIM Real Estate (UK) Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM US Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM US REAL ESTATE FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PJEAX	PJECX	PJEZX	PJEQX

CUSIP	744336603	744336801	744336884	744336751

MF209E

PGIM SHORT DURATION MUNI FUND

ANNUAL REPORT

MARCH 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration Muni Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2022.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The approval of effective vaccines encouraged states to reopen their economies, leading to job growth and higher corporate profits. Yet inflation surged to a 40-year high near the end of the period, prompting the Federal Reserve to raise interest rates for the first time in four years to combat rising consumer prices.

Stocks rallied for much of the period. Equity markets rose to record levels but became much more volatile later on as investors worried that supply-chain challenges, the emergence of more contagious variants, and geopolitical uncertainty in Europe relating to Russia’s invasion of Ukraine might stall the recovery. For the period, large-cap US equities and stocks in developed foreign markets rose. Emerging market and small-cap US stocks fell.

Fixed income investors turned cautious during the period. Investment-grade bonds in the US and the overall global bond market, along with US high yield corporate bonds and emerging market debt, all posted negative returns for the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is a top-10 investment manager globally with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration Muni Fund

May 15, 2022

PGIM Short Duration Muni Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-6.87	0.97	1.41 (05/29/2014)

(without sales charges)	-4.73	1.43	1.71 (05/29/2014)

Class C

(with sales charges)	-6.38	0.69	0.94 (05/29/2014)

(without sales charges)	-5.43	0.69	0.94 (05/29/2014)

Class Z

(without sales charges)	-4.44	1.73	1.98 (05/29/2014)

Class R6

(without sales charges)	-4.41	N/A	1.47 (05/25/2017)

Bloomberg 1-8 Year Municipal Index

	-3.68	1.41	—

Average Annual Total Returns as of 3/31/22 Since Inception (%)

	Class A, Class C, Class Z (05/29/2014)	Class R6 (05/25/2017)

Bloomberg 1-8 Year Municipal Index	1.42	1.19

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg 1-8 Year Municipal Index, by portraying the initial account values at the commencement of operations for Class Z shares (May 29, 2014) and the account values at the end of the current fiscal year (March 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration Muni Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	2.25% of the public offering price (3.25% of the public offering price for purchases prior to July 15, 2019).	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase (1.00% on sales of $1 million or more made within 12 months of purchase for purchases prior to July 15, 2019).	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg 1-8 Year Municipal Index—The Bloomberg US Municipal Index covers the USD-denominated long-term tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The Bloomberg 1-8 Year Municipal Index contains bonds with maturities between 1 and 8 years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 3/31/22

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0%	40.8%		37.0%	40.8%

Class A	0.08	1.43	2.27	2.42	1.37	2.17	2.31

Class C	0.00[1]	1.15	1.83	1.94	1.09	1.73	1.84

Class Z	0.11	1.61	2.56	2.72	1.45	2.30	2.45

Class R6	0.11	1.68	2.67	2.84	1.61	2.56	2.72

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal and applicable state tax rates.

1 Amount rounds to zero.

Credit Quality expressed as a percentage of total investments as of 3/31/22 (%)

AAA	3.4

AA	39.5

A	44.2

BBB	9.4

BB	1.1

Not Rated	2.5

Cash/Cash Equivalents	-0.1

Total	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Short Duration Muni Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Short Duration Muni Fund’s Class Z shares returned -4.44% in the 12-month reporting period that ended March 31, 2022, underperforming the -3.68% return of the Bloomberg 1-8 Year Municipal Index (the Index).

What were conditions like in the municipal bond market?

•

Municipal securities exhibited solid performance during the first nine months of the reporting period, driven by a favorable technical backdrop and solid credit fundamentals that were helped by unprecedented federal aid and an improving economic picture as the US rebounded from the slowdown triggered by the COVID-19 pandemic. There were record inflows into municipal funds in 2021 totaling nearly $100 billion.

•

The tone reversed course over last three months of the period as the Federal Reserve (the Fed) geared up to fight high inflation and signaled an end to its accommodative monetary policy. The Fed hiked the federal funds rate by 25 basis points in March and has signaled it intends to end quantitative easing in the coming months. (One basis point equals 0.01%.) The market is pricing in several more rate hikes by year-end.

•

An end to accommodative monetary policy, coupled with geopolitical tensions in eastern Europe, caused acute market volatility in the first quarter of 2022, with US Treasuries selling off sharply and interest rates rising substantially. Municipal bond fund flows turned sharply negative, pushing municipal bond spreads meaningfully wider. The net result was a very weak first quarter for municipal bond returns after the asset class’s outperformance in 2021. Credit fundamentals remained relatively strong, however, as underperformance was largely driven by technical conditions.

What worked?

•

The Fund’s curve positioning added to performance during the period as the yield differential between a 10-year bond and a 2-year bond of the same type flattened by 54 basis points to 42 basis points, with the very front end of the curve underperforming the intermediate part of the curve.

•	The Fund’s overweight in the public power sector relative to the Index added to performance as spreads tightened during the period.

What didn’t work?

•

The Fund’s longer duration relative to the Index detracted from performance as yields moved higher during the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	The Fund’s overweight in pre-pay gas, hospital, and transportation sectors relative to the Index detracted from performance as spreads widened during the period.

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Did the Fund use derivatives?

The Fund maintained a modest short position in 10-year Treasury futures contracts during the reporting period to offset some of its long active duration. This position contributed positively to performance.

Current outlook

•

While rates in the short end of the yield curve have been the most volatile, PGIM Fixed Income believes a healthy portion of the forward path of rates has been priced in. Furthermore, as the Fed embarks on its monetary tightening cycle, the chance of a slowing economy—and thus lower rates—has increased. PGIM Fixed Income’s expectation of forward rates supports a modestly positive interest-rate sensitivity relative to the Index. Additionally, the significant flattening of the yield curve has made shorter bonds relatively more attractive.

•

While municipal bonds have experienced some of their worst historical performance in the first three months of 2022, the sell-off has been almost entirely technical in nature. Technical forces, such as fund outflows and rate volatility, have dragged down municipal bond prices. However, municipal fundamentals remain healthy. Many municipal borrowers have benefited directly from the “reopening” of a strong domestic economy and direct federal aid. Therefore, PGIM Fixed Income believes it is appropriate to take advantage of wider credit spreads and more attractive valuations. As some of the negative headwinds recede, bond prices are expected to adjust to levels that more appropriately reflect the strong underlying fundamentals, in PGIM Fixed Income’s view.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

PGIM Short Duration Muni Fund 9

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

10 Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration Muni Fund		Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 948.10	0.61%	$2.96

	Hypothetical	$1,000.00	$1,021.89	0.61%	$3.07

Class C	Actual	$1,000.00	$ 945.50	1.34%	$6.50

	Hypothetical	$1,000.00	$1,018.25	1.34%	$6.74

Class Z	Actual	$1,000.00	$ 949.50	0.32%	$1.56

	Hypothetical	$1,000.00	$1,023.34	0.32%	$1.61

Class R6	Actual	$1,000.00	$ 950.50	0.29%	$1.41

	Hypothetical	$1,000.00	$1,023.49	0.29%	$1.46

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Short Duration Muni Fund 11

[This Page is Intentionally left blank]

Schedule of Investments

as of March 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 101.1%

MUNICIPAL BONDS

Alabama 3.4%

Black Belt Energy Gas District,
Revenue, Project No. 4, Series A-1, (Mandatory Put Date 12/01/25)	4.000%	12/01/49	2,075	$2,158,273
Revenue, Project No. 5, Series A-1, (Mandatory Put Date 10/01/26)	4.000	10/01/49	1,285	1,344,885
Revenue, Project No. 6, Series B, (Mandatory Put Date 12/01/26)	4.000	10/01/52	2,650	2,764,750
Revenue, Project No. 8, Series A, (Mandatory Put Date 12/01/29)	4.000	12/01/52	1,820	1,947,778
Revenue, Project No. 7, Series C-1, (Mandatory Put Date 12/01/26)	4.000	10/01/52	2,250	2,347,430
Selma Industrial Development Board,
Revenue, International Paper Co. Project, Series A, Rfdg, (Mandatory Put Date 06/16/25)	1.375	05/01/34	400	382,253

				10,945,369

Alaska 0.8%

Alaska Industrial Development & Export Authority,
Revenue, Tanana Chiefs Conference Project, Series A	5.000	10/01/29	1,000	1,169,955
Northern Tobacco Securitization Corp.,
Revenue, Senior Series A, Class 1, Rfdg	5.000	06/01/28	1,350	1,512,567

				2,682,522

Arizona 3.6%

Arizona Health Facilities Authority,
Revenue, Banner Health, Series B, (Mandatory Put Date 11/04/26)	0.760	01/01/46	2,000	1,994,907
Revenue, Banner Health, Series B, 3 Month LIBOR + 0.810%	0.954(c)	01/01/37	2,500	2,351,987
Arizona Industrial Development Authority,
Revenue, Phoenix Children’s Hospital Project, Series A	5.000	02/01/27	325	362,587
Revenue, Phoenix Children’s Hospital Project, Series A, Rfdg	5.000	02/01/27	1,200	1,338,782
Chandler Industrial Development Authority,
Revenue, Intel Corp. Project, (Mandatory Put Date 08/14/23)	2.400	12/01/35	1,340	1,348,714
Revenue, Intel Corp., AMT, (Mandatory Put Date 06/03/24)	5.000	06/01/49	1,190	1,252,400

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 13

Schedule of Investments  (continued)

as of March 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Arizona (cont’d.)

City of Phoenix Civic Improvement Corp.,
Revenue, Senior Lien, AMT, Rfdg	5.000%	07/01/32	500	$515,711
Industrial Development Authority of the City of Phoenix,
Revenue, Great Hearts Academies Project	3.750	07/01/24	300	303,488
Maricopa County Industrial Development Authority,
Revenue, Reid Traditional Schools Project	4.000	07/01/26	500	510,852
Maricopa County Special Health Care District,
Series D, GO	5.000	07/01/28	350	406,127
Salt Verde Finance Corp.,
Revenue, National Gas Utility, Senior Lien	5.250	12/01/26	1,275	1,401,188

				11,786,743

California 6.0%

Bay Area Toll Authority,
Revenue, San Francisco Bay Area, Series C, Rfdg, (Mandatory Put Date 04/01/26)	0.960	04/01/56	650	643,448
California Community Choice Financing Authority,
Revenue, Green Bond Project, Series B-2, (Mandatory Put Date 08/01/31)	0.960	02/01/52	1,000	973,720
California Health Facilities Financing Authority,
Revenue, Stanford Health Care, Series A, Rfdg, (Mandatory Put Date 08/15/25)	3.000	08/15/54	1,000	1,027,320
California Infrastructure & Economic Development Bank,
Revenue, J.Paul Getty Trust, Series B-1, Rfdg, (Mandatory Put Date 01/01/24)	0.390	10/01/47	1,000	976,991
Revenue, Sustainability Bond Academy of Sciences, Series B, Rfdg, (Mandatory Put Date 08/01/24)	0.860	08/01/47	2,500	2,487,878
California Municipal Finance Authority,
Revenue, American Heritage Foundation, Series A, Rfdg	4.000	06/01/26	320	326,536
Revenue, Exxonmobil Project, Rfdg, FRDD	0.390(cc)	12/01/29	3,410	3,410,000
California Pollution Control Financing Authority,
Revenue, Green Bond Project, AMT, 144A	7.000	07/01/22(d)	250	150,000
Revenue, Waste Management, Inc. Project, Series A, (Mandatory Put Date 05/01/24)	2.500	11/01/38	1,000	1,001,421
California School Finance Authority,
Revenue, Alliance College Ready Public Schools, Series A, Rfdg, 144A	4.000	07/01/24	270	279,523
Revenue, Green Dot Public School Project, Series A, 144A	4.000	08/01/25	330	342,040
Revenue, KIPP Project, Series A, 144A	3.625	07/01/25	325	332,593

See Notes to Financial Statements.
14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)

California State Public Works Board,
Revenue, Series C, Rfdg(hh)	5.000%	08/01/27	1,000	$1,102,948
Revenue, Various Purpose, Series A, Rfdg	5.000	08/01/27	1,000	1,134,059
City of Roseville,
Westpark Community Facility District No.1, Special Tax, Rfdg	5.000	09/01/22	225	227,841
Golden State Tobacco Securitization Corp.,
Revenue, Series A-1, Rfdg (Escrowed to Maturity Date 06/01/25)(ee)	5.000	06/01/25	440	479,561
Revenue, Series A-1, Rfdg (Escrowed to Maturity Date 06/01/27)(ee)	5.000	06/01/27	1,100	1,255,492
Long Beach Bond Finance Authority,
Revenue, Natural Gas, Series B, 3 Month LIBOR + 1.450%	1.789(c)	11/15/27	700	675,160
Sanger Unified School District,
Certificate of Participation, Capital Projects, AGM, Rfdg	5.000	06/01/52	750	768,292
State of California,
GO, Rfdg	5.000	11/01/28	1,500	1,754,437

				19,349,260

Colorado 2.6%

Colorado Educational & Cultural Facilities Authority,
Revenue, Lighthouse Building Corp. Stem Project, Rfdg	4.000	11/01/24	250	254,611
Colorado Health Facilities Authority,
Revenue, CommonSpirit Health, Series A, Rfdg	5.000	08/01/27	1,000	1,134,699
Revenue, CommonSpirit Health, Series A, Rfdg	5.000	08/01/28	200	230,882
Revenue, CommonSpirit Health, Series A-1, Rfdg	5.000	08/01/25	1,120	1,219,394
Revenue, CommonSpirit Health, Series A-2, Rfdg	5.000	08/01/26	390	433,918
Revenue, CommonSpirit Health, Series B-2, (Mandatory Put Date 08/01/26)	5.000	08/01/49	1,330	1,459,993
Revenue, National Jewish Health Project, Rfdg	5.000	01/01/24	315	315,628
Revenue, Valley View Hospital Association Project, Rfdg, (Mandatory Put Date 05/15/23)	2.800	05/15/42	925	929,443
Park Creek Metropolitan District,
Revenue, Senior Ltd. Property Tax, Series A, Rfdg	5.000	12/01/23	1,100	1,152,192

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 15

Schedule of Investments  (continued)

as of March 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Colorado (cont’d.)

Regional Transportation District,
Revenue, Denver Transit Partners Eagle P3 Project, Series A, Rfdg	5.000%	07/15/27	500	$553,002
University of Colorado,
University Enterprise Revenue, Green Bond Project, Series C-3B, Rfdg, (Mandatory Put Date 10/15/26)	2.000	06/01/51	695	682,193

				8,365,955

Connecticut 2.3%

Connecticut State Health & Educational Facilities Authority,
Revenue, Series 2015-A, Rfdg, (Mandatory Put Date 07/12/24)	0.375	07/01/35	1,000	966,207
Harbor Point Infrastructure Improvement District,
Special Assessment, Rfdg, 144A	5.000	04/01/22	400	400,000
State of Connecticut,
Revenue, Special Tax Obligation, Series A	5.000	05/01/22	250	250,749
Revenue, Special Tax Obligation, Series A	5.000	05/01/27	750	848,764
Revenue, Transportation Infrastructure, Series A	5.000	01/01/23	275	282,262
Revenue, Transportation Infrastructure, Series A	5.000	08/01/25	1,115	1,217,639
Series C, GO	5.000	06/15/26	1,055	1,170,132
Series C, GO, Rfdg	5.000	07/15/24	2,000	2,132,890

				7,268,643

Delaware 0.4%

Delaware State Economic Development Authority,
Revenue, Newark Charter School, Series A, Rfdg	2.800	09/01/26	285	287,309
Delaware Transportation Authority,
Revenue, Rfdg	5.000	07/01/28	850	994,112

				1,281,421

District of Columbia 2.2%

District of Columbia Friendship Public Charter School,
Revenue (Escrowed to Maturity Date 06/01/22)(ee)	3.550	06/01/22	170	170,748
District of Columbia KIPP Charter School,
Revenue, Project Series B, Rfdg	5.000	07/01/27	220	244,702
Revenue, Rfdg (Escrowed to Maturity Date 07/01/23)(ee)	5.000	07/01/23	145	149,098
Metropolitan Washington Airports Authority,
Revenue, AMT, Rfdg	5.000	10/01/26	2,000	2,204,976

See Notes to Financial Statements.
16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

District of Columbia (cont’d.)

Metropolitan Washington Airports Authority, (cont’d.)
Revenue, Series A, AMT, Rfdg	5.000%	10/01/26	1,350	$1,488,399
Revenue, Series A, AMT, Rfdg	5.000	10/01/30	1,485	1,725,050
Washington Metropolitan Area Transit Authority,
Revenue, Green Bond Project, Series A	5.000	07/15/25	1,000	1,090,699

				7,073,672

Florida 6.4%

Central Florida Expressway Authority,
Revenue, Senior Lien, AGM, Rfdg	5.000	07/01/28	2,000	2,313,988
City of Tallahassee,
Revenue, Memorial Health Care, Inc. Project, Series A	5.000	12/01/23	255	268,459
Revenue, Memorial Health Care, Inc. Project, Series A	5.000	12/01/25	550	607,470
County of Broward Airport System,
Revenue, Series A, AMT	5.000	10/01/26	500	543,356
Revenue, Series B, AMT, Rfdg	5.000	10/01/27	1,000	1,123,010
Revenue, Series B, AMT, Rfdg	5.000	10/01/28	1,000	1,138,578
County of Lee Airport,
Revenue, Series A, AMT, Rfdg	5.000	10/01/28	1,000	1,136,099
Greater Orlando Aviation Authority,
Revenue, Series A, AMT	5.000	10/01/24	1,000	1,068,814
JEA Electric System,
Revenue, Sub-Series A, Rfdg	5.000	10/01/28	1,000	1,150,679
Lakewood Ranch Stewardship District,
Special Assessment	4.250	05/01/25	300	304,498
Special Assessment	4.250	05/01/26	250	254,459
Special Assessment	4.625	05/01/27	500	516,470
Myrtle Creek Improvement District,
Special Assessment, Series A, BAM, Rfdg	4.000	05/01/27	1,050	1,089,497
Orange County Health Facilities Authority,
Revenue, Orlando Health Care Obligated Group, Series B, Rfdg	5.000	10/01/25	1,940	2,115,199
Revenue, Orlando Health Care Obligated Group, Series B, Rfdg	5.000	10/01/26	1,000	1,111,068
Revenue, Orlando Health Care, Inc., Series A, Rfdg	5.000	10/01/23	150	156,595
Orlando Utilities Commission,
Revenue, Series B, (Mandatory Put Date 10/01/28)	1.250	10/01/46	2,400	2,286,470
Palm Beach County Health Facilities Authority,
Revenue, Sinai Residences, Series A, Rfdg	6.750	06/01/24	290	297,871
Village Community Development District No. 06,
Special Assessment, Revenue, Rfdg	4.000	05/01/26	225	238,520

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 17

Schedule of Investments  (continued)

as of March 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)

Village Community Development District No. 07,
Special Assessment, Revenue, Rfdg	4.000%	05/01/24	1,430	$1,481,567
Special Assessment, Revenue, Rfdg	4.000	05/01/25	880	923,283
Special Assessment, Revenue, Rfdg	4.000	05/01/26	270	283,122
Village Community Development District No. 10,
Special Assessment, Revenue	4.500	05/01/23	210	210,192
Village Community Development District No. 12,
Special Assessment, Revenue, 144A	3.250	05/01/23	150	150,828

				20,770,092

Georgia 6.2%

Burke County Development Authority,
Revenue, Georgia Power Co. Plant Vogtle Project, (Mandatory Put Date 05/25/23)	2.250	10/01/32	250	249,250
Revenue, Georgia Power Co. Plant Vogtle Project, Rfdg, (Mandatory Put Date 08/22/24)	1.700	12/01/49	1,000	974,640
Revenue, Oglethorpe Power Corp., Series V, Rfdg, (Mandatory Put Date 02/03/25)	3.250	11/01/45	500	507,353
City of Atlanta Department of Aviation,
Revenue, Series B, AMT	5.000	07/01/24	340	360,069
Revenue, Series B, AMT, Rfdg	5.000	07/01/28	500	564,184
Georgia Ports Authority,
Revenue	5.000	07/01/27	1,000	1,138,067
Revenue	5.000	07/01/28	630	730,980
Main Street Natural Gas, Inc.,
Revenue, Series B, (Mandatory Put Date 09/01/23), 1 Month LIBOR + 0.750%	0.904(c)	04/01/48	1,300	1,297,758
Revenue, Series B, (Mandatory Put Date 12/02/24)	4.000	08/01/49	4,080	4,274,999
Revenue, Series C, (Mandatory Put Date 09/01/26)	4.000	03/01/50	1,890	1,964,970
Revenue, Series C, (Mandatory Put Date 12/01/28)	4.000	05/01/52	1,050	1,096,191
Revenue, Sub-Series C, (Mandatory Put Date 12/01/23)	4.000	08/01/48	2,080	2,138,680
Municipal Electric Authority of Georgia,
Power Revenue, Series HH, Rfdg	5.000	01/01/29	1,200	1,364,291
Revenue, Combined Cycle Project, Series A, Rfdg	4.000	11/01/24	1,080	1,128,986
Revenue, Project No. 1, Sub-Bonds, Series A, Rfdg	5.000	01/01/26	585	638,775
Private Colleges & Universities Authority,
Revenue, Savannah College of Art & Design Projects	5.000	04/01/27	800	895,340
Revenue, Savannah College of Art & Design Projects (Escrowed to Maturity Date 04/01/22)(ee)	5.000	04/01/22	715	715,000

				20,039,533

See Notes to Financial Statements.
18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Hawaii 0.3%

City & County of Honolulu,
Series A, GO, Rfdg(hh)	5.000%	11/01/26	1,000	$1,095,565

Idaho 0.3%

County of Nez Perce,
Revenue, Potlatch Corp. Project, Rfdg	2.750	10/01/24	1,000	1,013,625

Illinois 12.5%

Chicago O’Hare International Airport,
Revenue, Series A, AMT, Rfdg	5.000	01/01/26	985	1,044,433
Revenue, Series C, AMT, Rfdg	5.000	01/01/23	200	204,367
Chicago Transit Authority Capital Grant Receipts,
Revenue, Section 5307, Rfdg	5.000	06/01/28	1,000	1,150,373
City of Chicago,
Series 2003-B, GO, Rfdg (Escrowed to Maturity Date 01/01/23)(ee)	5.000	01/01/23	370	379,613
Series A, GO, Rfdg	5.000	01/01/28	1,000	1,090,370
City of Chicago Wastewater Transmission,
Revenue, Second Lien	5.000	01/01/25	615	616,557
Revenue, Second Lien, Series B, Rfdg	5.000	01/01/23	545	558,339
City of Chicago Waterworks,
Revenue, Second Lien Project	5.000	11/01/25	530	572,698
Revenue, Second Lien Project, Rfdg	5.000	11/01/27	135	137,661
Revenue, Second Lien, Rfdg	4.000	11/01/24	280	284,237
Revenue, Second Lien, Rfdg	5.000	11/01/22	915	936,158
County of Cook,
Series A, GO, Rfdg	5.000	11/15/23	1,000	1,047,870
Series A, GO, Rfdg	5.000	11/15/28	450	517,926
Series B, GO, Rfdg	4.000	11/15/27	1,250	1,349,734
Illinois Finance Authority,
Revenue, Advocate Health Care Project, Series A-1, Rfdg	4.000	11/01/30	1,000	1,072,817
Revenue, American Water Capital Corp. Project, Rfdg, (Mandatory Put Date 09/01/23)	0.700	05/01/40	600	589,117
Revenue, Northshore University Health System, Series A, Rfdg	5.000	08/15/24	1,000	1,067,852
Revenue, OSF Health Care System, Series B-2, Rfdg, (Mandatory Put Date 11/15/26)	5.000	05/15/50	1,000	1,101,105
Revenue, University of Chicago, Series A, Rfdg	5.000	10/01/25	2,000	2,201,579
Illinois State Toll Highway Authority,
Senior Revenue, Series A, Rfdg	5.000	01/01/28	1,565	1,792,509
Senior Revenue, Series C, Rfdg	5.000	01/01/28	2,390	2,737,442

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 19

Schedule of Investments  (continued)

as of March 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)

Metropolitan Water Reclamation District of Greater Chicago,
Green Bond Project, Series A, GO	5.000%	12/01/29	1,000	$1,176,472
Railsplitter Tobacco Settlement Authority,
Revenue	5.000	06/01/22	950	955,526
Revenue	5.000	06/01/24	2,150	2,270,074
Revenue	5.000	06/01/25	1,045	1,125,087
Revenue	5.000	06/01/28	55	60,305
Regional Transportation Authority,
Revenue, NATL, Series A, Rfdg	5.500	07/01/25	960	1,064,966
Sales Tax Securitization Corp.,
Revenue, Second Lien, Series A, Rfdg	5.000	01/01/27	1,000	1,108,550
State of Illinois,
GO	5.000	05/01/23	130	134,007
GO, Rfdg	5.000	08/01/24	515	521,989
Revenue, Build Illinois Bonds, Junior Obligation, Rfdg	5.000	06/15/24	705	732,346
Revenue, Build Illinois Bonds, Junior Obligation, Series C, Rfdg	5.000	06/15/27	2,200	2,447,648
Revenue, Junior Series D, BAM, Rfdg	5.000	06/15/25	1,325	1,434,546
Series A, GO	4.000	01/01/23	360	360,733
Series A, GO	5.000	04/01/22	1,000	1,000,000
Series C, GO, Rfdg	4.000	03/01/24	1,000	1,032,200
Series D, GO	5.000	11/01/23	2,260	2,360,022
Series D, GO	5.000	11/01/26	1,675	1,835,027
University of Illinois,
Revenue, Series A, Rfdg	5.000	04/01/26	425	458,226

				40,530,481

Indiana 1.6%

City of Rockport,
Revenue, Power Co. Project, Series A, Rfdg	3.050	06/01/25	500	508,609
City of Whiting Environmental Facilities,
Revenue, BP Products, AMT, Rfdg, (Mandatory Put Date 06/05/26)	5.000	12/01/44	1,000	1,100,538
Indiana Finance Authority,
Revenue, Green Bond Project, Series B, Rfdg	5.000	02/01/24	1,200	1,266,079
Revenue, Indiana University Health, Inc., Series A, Rfdg	5.000	12/01/25	1,195	1,316,879
Revenue, Power & Light Co. Project, Series A, Rfdg	1.400	08/01/29	1,000	862,371

				5,054,476

See Notes to Financial Statements.
20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Iowa 0.7%

PEFA, Inc.,
Revenue, Gas Project, Series A-1, (Mandatory Put Date 09/01/26)	5.000%	09/01/49	2,120	$2,294,141

Kentucky 1.8%

County of Trimble,
Revenue, Louisville Gas & Electric Project, Series A, AMT, Rfdg, (Mandatory Put Date 09/01/27)	1.300	09/01/44	750	705,125
Kentucky Public Energy Authority,
Revenue, Series A-1, (Mandatory Put Date 06/01/25)	4.000	12/01/49	1,440	1,489,751
Revenue, Series B, (Mandatory Put Date 01/01/25)	4.000	01/01/49	1,560	1,623,898
Revenue, Series C, (Mandatory put date 02/01/28)	4.000	02/01/50	1,900	2,010,500

				5,829,274

Louisiana 1.2%

City of New Orleans,
GO, Rfdg	5.000	12/01/22	100	102,321
GO, Rfdg	5.000	12/01/23	150	157,265
City of New Orleans Sewerage Service,
Revenue	5.000	06/01/23	300	310,682
Revenue	5.000	06/01/24	200	212,125
Louisiana Offshore Terminal Authority,
Revenue, Loop LLC Project, Series C, Rfdg, (Mandatory Put Date 12/01/23)	1.650	09/01/34	500	497,214
Louisiana Public Facilities Authority,
Revenue, Ochsner Clinic Foundation Project, Rfdg	5.000	05/15/22	265	266,124
Revenue, Ochsner Clinic Foundation Project, Series B, Rfdg, (Mandatory Put Date 05/15/25)	5.000	05/15/50	1,065	1,148,718
Parish of St. John the Baptist,
Revenue, Marathon Oil Corp. Project, Rfdg, (Mandatory Put Date 07/01/24)	2.100	06/01/37	200	196,781
State of Louisiana,
Grant Anticipation Revenue Vehicle	5.000	09/01/23	1,000	1,045,139

				3,936,369

Maryland 0.9%

Maryland Economic Development Corp.,
Revenue, Transportation Facilities Project, Series A, Rfdg	5.000	06/01/24	350	372,203

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 21

Schedule of Investments  (continued)

as of March 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Maryland (cont’d.)

Maryland State Transportation Authority,
Revenue, Series A, Rfdg	5.000%	07/01/28	1,115	$1,295,119
State of Maryland Department of Transportation,
Revenue, Series 2022-B, Rfdg(hh)	5.000	12/01/27	1,000	1,112,564

				2,779,886

Massachusetts 0.2%

Massachusetts Port Authority,
Revenue, Series C, AMT, Rfdg	5.000	07/01/29	665	766,918

Michigan 1.3%

Michigan Finance Authority,
Revenue, Local Government Loan Program, NATL, Series D-6, Rfdg	5.000	07/01/25	320	342,297
Revenue, Local Government Loan Program, Series D-1, Rfdg	5.000	07/01/22	400	404,052
Revenue, Senior Series A, Class 1, Rfdg	4.000	06/01/23	100	102,143
Revenue, Senior Series A, Class 1, Rfdg	5.000	06/01/27	500	555,300
Revenue, Senior Series A, Class 1, Rfdg	5.000	06/01/28	500	563,758
Revenue, Senior Series A, Class 1, Rfdg	5.000	06/01/29	500	569,745
Michigan Strategic Fund,
Revenue, Graphic Packaging International LLC, Green Bond Recycle Project, AMT, (Mandatory Put Date 10/01/26)	4.000	10/01/61	1,500	1,581,676

				4,118,971

Minnesota 0.3%

Minnesota Municipal Gas Agency,
Revenue, Series A, (Mandatory Put Date 12/01/27)	4.000	12/01/52	1,000	1,066,037

Mississippi 0.4%

County of Warren,
Revenue, International Paper Co. Project, Rfdg, (Mandatory Put Date 09/01/23)	2.900	09/01/32	250	251,882
Mississippi Business Finance Corp.,
Revenue, Chevron USA, Inc., Series C, FRDD	0.370(cc)	11/01/35	375	375,000
Revenue, Chevron USA, Inc., Series L, FRDD	0.370(cc)	11/01/35	200	200,000
Revenue, Pollution Control, Rfdg	3.200	09/01/28	500	499,478

				1,326,360

See Notes to Financial Statements.
22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Missouri 1.1%

Health & Educational Facilities Authority of the State of Missouri,
Revenue, BJC Health System, Series B, Rfdg, (Mandatory Put Date 05/01/26)	4.000%	05/01/51	1,605	$1,718,237
Revenue, BJC Health System, Series C, Rfdg, (Mandatory Put Date 05/01/28)	5.000	05/01/52	500	575,405
Kansas City Industrial Development Authority,
Revenue, International Airport Terminal, Series B, AMT	5.000	03/01/29	1,000	1,122,123

				3,415,765

Nebraska 0.4%

Central Plains Energy Project,
Revenue, Project No. 4, (Mandatory Put Date 01/01/24)	5.000	03/01/50	1,275	1,326,053

Nevada 0.3%

County of Clark Department of Aviation,
Revenue, Sub-Series B, AMT, Rfdg	5.000	07/01/27	1,000	1,114,901

New Jersey 8.4%

New Jersey Economic Development Authority,
Revenue, American Water Co. Inc. Project, Series A, Rfdg	1.000	06/01/23	1,375	1,362,821
Revenue, American Water Co. Inc. Project, Series B, AMT, Rfdg, (Mandatory Put Date 06/01/23)	1.200	11/01/34	500	495,671
Revenue, American Water Co. Inc. Project, Series E, AMT, Rfdg	0.850	12/01/25	600	568,804
Revenue, Series XX, Rfdg	5.000	06/15/22	960	966,608
Revenue, State Appropriation, Series B, Rfdg	4.000	11/01/25	455	472,125
Revenue, State Appropriation, Series XX, Rfdg	5.000	06/15/24	420	444,179
New Jersey Health Care Facilities Financing Authority,
Revenue, AHS Hospital Corp., Rfdg	5.000	07/01/24	400	426,139
Revenue, Hackensack Meridian Health, Series A, Rfdg	5.000	07/01/25	540	588,154
Revenue, RWJ Barnabas Health Obligation Group, Series A, Rfdg	5.000	07/01/27	450	499,886
Revenue, University Hospital, Series A, AGM, Rfdg	5.000	07/01/23	500	521,814
New Jersey Transportation Trust Fund Authority,
Revenue, Series A, Rfdg	5.000	06/15/27	1,175	1,303,613
Revenue, Series AA, Rfdg(hh)	5.000	06/15/27	800	881,328

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 23

Schedule of Investments  (continued)

as of March 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)

New Jersey Transportation Trust Fund Authority, (cont’d.)
Revenue, Transportation Program, Series AA	5.000%	06/15/22	895	$901,529
Revenue, Transportation System, Series A, Rfdg	5.000	12/15/23	290	303,465
Revenue, Transportation System, Series A, Rfdg	5.000	12/15/26	500	551,402
New Jersey Turnpike Authority,
Revenue, Series A	5.000	01/01/27	605	642,785
Revenue, Series D, Rfdg	5.000	01/01/28	1,100	1,225,089
Revenue, Series D-1, Rfdg, 1 Month LIBOR + 0.700%	0.861(c)	01/01/24	1,000	1,006,752
State of New Jersey,
COVID-19, Emergency Bonds, Series A, GO	5.000	06/01/26	5,200	5,744,420
Tobacco Settlement Financing Corp.,
Revenue, Series A, Rfdg	5.000	06/01/25	1,895	2,044,387
Revenue, Series A, Rfdg	5.000	06/01/26	3,250	3,566,784
Revenue, Series A, Rfdg	5.000	06/01/27	2,315	2,576,604

				27,094,359

New Mexico 0.4%

City of Farmington,
Revenue, 4 Corners Project, Rfdg	1.800	04/01/29	1,500	1,358,791

New York 4.8%

City of New York,
Fiscal 2008, Sub-Series J-5, GO	5.000	08/01/28	1,000	1,158,440
Fiscal 2015, Sub-Series F-4, GO, (Mandatory Put Date 12/01/25)	5.000	06/01/44	2,000	2,174,938
Long Island Power Authority,
Revenue, Series B, Rfdg, (Mandatory Put Date 09/01/26)	1.500	09/01/51	2,000	1,945,999
Metropolitan Transportation Authority,
Revenue, Series B	5.000	11/15/22	395	403,445
Revenue, Series F, Rfdg	5.000	11/15/24	1,125	1,200,637
New York City Industrial Development Agency,
Revenue, Queens Baseball Stadium Project, Series A, AGM, Rfdg	5.000	01/01/28	1,000	1,125,858
New York City Water & Sewer System,
Revenue	5.000	06/15/28	750	841,847
New York State Dormitory Authority,
Revenue, Memorial Sloan Kettering Cancer Center, Series 1, Rfdg	5.000	07/01/24	230	245,475
Revenue, New York University Hospitals Center, Rfdg	5.000	07/01/24	845	901,691
Revenue, New York University Hospitals Center, Rfdg	5.000	07/01/24	895	955,046

See Notes to Financial Statements.
24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)

New York Transportation Development Corp.,
Revenue, JFK International Air Terminal Project, Series A, AMT, Rfdg	5.000%	12/01/25	200	$214,026
Port Authority of New York & New Jersey,
Revenue, Series 223, AMT, Rfdg	5.000	07/15/27	1,000	1,117,113
Revenue, Series 226, AMT, Rfdg	5.000	10/15/27	650	731,502
Triborough Bridge & Tunnel Authority,
Revenue, Senior Lien, Sub-Series B-2, Rfdg, (Mandatory Put Date 05/15/26)	5.000	05/15/50	1,000	1,107,817
Revenue, Series A-2, Rfdg, (Mandatory Put Date 05/15/26)	2.000	05/15/45	1,000	990,440
TSASC, Inc.,
Revenue, Series A, Rfdg	5.000	06/01/24	290	306,861
Revenue, Series A, Rfdg	5.000	06/01/25	100	107,891

				15,529,026

North Carolina 1.5%

Charlotte-Mecklenburg Hospital Authority,
Revenue, Atriumn Health, Series B, (Mandatory Put Date 12/02/24)	5.000	01/15/50	1,000	1,072,983
North Carolina Medical Care Commission,
Revenue, Duke University Health System, Series A, Rfdg	5.000	06/01/27	815	922,234
Revenue, Duke University Health System, Series A, Rfdg	5.000	06/01/28	990	1,141,803
North Carolina Turnpike Authority,
Revenue, Bond Anticipation Notes	5.000	02/01/24	1,660	1,744,544

				4,881,564

North Dakota 0.2%

Cass County Joint Water Resource District,
Series A, GO	0.480	05/01/24	555	530,581

Ohio 3.3%

Akron Bath Copley Joint Township Hospital District,
Revenue, Summa Health Obligation Group, Rfdg	5.000	11/15/27	185	207,828
American Municipal Power, Inc.,
Revenue, Fremont Energy Center Project, Series A, Rfdg	5.000	02/15/30	1,000	1,178,438

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 25

Schedule of Investments  (continued)

as of March 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio (cont’d.)

American Municipal Power, Inc., (cont’d.)
Revenue, Prairie State Energy Campus Project, Series A, Rfdg	5.000%	02/15/30	2,025	$2,386,331
Buckeye Tobacco Settlement Financing Authority,
Revenue, Senior Series A-2, Class 1, Rfdg	5.000	06/01/28	1,455	1,647,505
County of Cuyahoga,
Revenue, MetroHealth System, Rfdg	4.000	02/15/29	1,200	1,297,330
Revenue, MetroHealth System, Rfdg	5.000	02/15/25	695	751,143
Lancaster Port Authority,
Revenue, Natural Gas, Series A, Rfdg, (Mandatory Put Date 02/01/25)	5.000	08/01/49	300	318,228
Ohio Air Quality Development Authority,
Revenue, American Electric Power Co. Project, Series A, (Mandatory Put Date 10/01/29)	2.400	12/01/38	500	500,821
Revenue, Ohio Valley Electric Corp. Project, Series B, (Mandatory Put Date 11/01/24)	1.375	02/01/26	750	717,431
Ohio Turnpike & Infrastructure Commission,
Revenue, Junior Lien Infrastructure Projects, Series A, Rfdg, (hh)	5.000	02/15/25	500	527,129
State of Ohio,
Common Schools, Series C, GO, Rfdg	5.000	03/15/27	1,000	1,134,560

				10,666,744

Oklahoma 0.8%

Oklahoma Development Finance Authority,
Revenue, Gilcrease Expressway West, AMT	1.625	07/06/23	500	494,260
Revenue, University of Oklahoma Medicine Project, Series B	5.000	08/15/25	800	844,010
Revenue, University of Oklahoma Medicine Project, Series B	5.000	08/15/29	1,100	1,189,243

				2,527,513

Pennsylvania 6.5%

Allegheny County Airport Authority,
Revenue, Series A, AMT	5.000	01/01/26	1,600	1,735,711
Chester County Industrial Development Authority,
Revenue, Renaissance Academy Charter School, Rfdg	3.750	10/01/24	205	207,897
Revenue, Renaissance Academy Charter School, Rfdg	5.000	10/01/34	355	368,370
City of Philadelphia Airport,
Revenue, Private Activity, AMT, Rfdg	5.000	07/01/27	1,125	1,247,970

See Notes to Financial Statements.
26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania (cont’d.)

Commonwealth Financing Authority,
Revenue, Tobacco Master Settlement Payment	5.000%	06/01/24	1,980	$2,091,950
Revenue, Tobacco Master Settlement Payment	5.000	06/01/25	1,160	1,248,632
Commonwealth of Pennsylvania,
Certificate of Participation, Series A, Rfdg	5.000	07/01/26	500	552,214
First Series, GO, Rfdg	5.000	08/15/25	1,235	1,353,323
Delaware River Joint Toll Bridge Commission,
Revenue, Bridge System, Series B, Rfdg	5.000	07/01/28	305	353,259
Delaware Valley Regional Finance Authority,
Revenue, Series A, AMBAC	5.500	08/01/28	710	833,843
East Hempfield Township Industrial Development Authority,
Revenue, Willow Valley Communities Project, Rfdg	5.000	12/01/23	500	520,228
Geisinger Authority,
Revenue, Geisinger Health System Obligation Group, Series B, Rfdg, (Mandatory Put Date 02/15/27)	5.000	04/01/43	1,000	1,113,848
Pennsylvania Economic Development Financing Authority,
Revenue, Waste Management Inc., Project, Series B, AMT, Rfdg, (Mandatory Put Date 11/02/26)	1.100	06/01/31	1,250	1,165,104
Pennsylvania Higher Educational Facilities Authority,
Revenue, University of Pennsylvania Health System, Rfdg	5.000	08/15/26	990	1,083,416
Pennsylvania Turnpike Commission,
Revenue, Rfdg	5.000	12/01/29	1,455	1,694,625
Revenue, Series A-2, Rfdg	5.000	12/01/26	1,515	1,702,308
Philadelphia Authority for Industrial Development,
Revenue, The Children’s Hospital of Philadelphia Project, Series A, Rfdg	5.000	07/01/28	575	667,864
Philadelphia Gas Works Co.,
Revenue, Rfdg	5.000	08/01/25	420	456,438
Revenue, Sixteenth Series A, AGM	5.000	08/01/27	1,450	1,638,014
University of Pittsburgh of the Commonwealth System of Higher Education,
Revenue, Rfdg	4.000	04/15/26	820	877,089

				20,912,103

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 27

Schedule of Investments  (continued)

as of March 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Puerto Rico 1.0%

Commonwealth of Puerto Rico,
Restructured, Series A, GO, CABS	4.054%(s)	07/01/24	3,216	$2,931,093
Puerto Rico Sales Tax Financing Corp.,
Revenue, Series A-1, CABS	2.405(s)	07/01/24	324	303,713

				3,234,806

Rhode Island 1.1%

Tobacco Settlement Financing Corp.,
Revenue, Series A, Rfdg	5.000	06/01/22	540	543,310
Revenue, Series A, Rfdg	5.000	06/01/23	790	817,858
Revenue, Series A, Rfdg	5.000	06/01/24	1,940	2,055,620
Revenue, Series A, Rfdg	5.000	06/01/28	240	257,213

				3,674,001

South Carolina 1.0%

County of Richland,
Revenue, International Paper Co. Project, Series A, Rfdg	3.875	04/01/23	1,115	1,133,794
South Carolina Public Service Authority,
Revenue, Santee Cooper Exchange Bonds, Series A	4.000	12/01/29	619	680,976
Revenue, Series A, Rfdg	5.000	12/01/26	625	697,156
Revenue, Series C, Rfdg	5.000	12/01/24	610	654,295

				3,166,221

Tennessee 0.2%

Memphis-Shelby County Airport Authority,
Revenue, Series A, AMT	5.000	07/01/25	500	537,852
Tennergy Corp.,
Revenue, Series A, (Mandatory Put Date 09/01/28)	4.000	12/01/51	100	106,107

				643,959

Texas 8.7%

Bexar County Health Facilities Development Corp.,
Revenue, Army Retirement Residence Foundation, Rfdg	5.000	07/15/24	500	520,417
Central Texas Regional Mobility Authority,
Revenue, Senior Lien, Series A, Rfdg	5.000	01/01/23	610	625,412
Revenue, Senior Lien, Series D, Rfdg	5.000	01/01/28	1,000	1,136,605
Revenue, Series C	5.000	01/01/27	565	613,796
Revenue, Sub-Series F, Bond Anticipation Notes	5.000	01/01/25	680	719,447

See Notes to Financial Statements.
28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)

City of Dallas Hotel Occupancy,
Tax Revenue, Rfdg	4.000%	08/15/28	1,025	$1,095,290
City of Houston Airport System,
Revenue, Sub-Lien, Series A, AMT, Rfdg, (Pre-refunded Date 07/01/22)(ee)	5.000	07/01/32	1,000	1,009,141
Revenue, Sub-Series A, AMT, Rfdg	5.000	07/01/25	1,000	1,078,074
City of San Antonio Electric & Gas Systems,
Revenue, Junior Lien, Rfdg, (Mandatory Put Date 12/01/27)	2.000	02/01/49	1,500	1,477,190
Revenue, Junior Lien, Series B, Rfdg	3.000	02/01/29	1,000	1,041,080
Clear Creek Independent School District,
Permanent School Fund Program, GO, (Mandatory Put Date 08/15/24)	0.280	02/15/38	1,000	959,650
Clifton Higher Education Finance Corp.,
Revenue, Idea Public Schools	3.750	08/15/22	90	90,767
Revenue, Idea Public Schools, Series B	4.000	08/15/23	610	625,086
Revenue, Idea Public Schools, Series B	5.000	08/15/25	210	226,812
Dallas Fort Worth International Airport,
Revenue, Series A, Rfdg	5.000	11/01/25	1,030	1,125,065
Revenue, Series B, Rfdg	5.000	11/01/26	1,425	1,587,269
Decatur Hospital Authority,
Revenue, Wise Regional Health Systems, Series A, Rfdg	5.000	09/01/22	150	152,158
Revenue, Wise Regional Health Systems, Series A, Rfdg	5.000	09/01/23	150	155,817
Gulf Coast Authority,
Revenue, Exxonmobil Project, FRDD	0.400(cc)	12/01/25	1,950	1,950,000
Revenue, Exxonmobil Project, FRDD	0.400(cc)	06/01/30	120	120,000
Harris County Cultural Education Facilities Finance Corp.,
Revenue, Baylor College of Medicine, Series A, Rfdg, (Mandatory Put Date 07/01/24)	0.811	11/15/46	1,000	998,948
Kerrville Health Facilities Development Corp.,
Revenue, Peterson Regional Medical Center Project, Rfdg	5.000	08/15/22	485	491,473
Lower Colorado River Authority,
Revenue, AGM, Rfdg	5.000	05/15/28	1,150	1,324,449
Revenue, LCRA Transmission Services Corp. Project, Rfdg	5.000	05/15/27	600	676,472
New Caney Independent School District,
Permanent School Fund Program, GO, (Mandatory Put Date 08/15/24)	1.250	02/15/50	650	639,893

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 29

Schedule of Investments  (continued)

as of March 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)

North Texas Tollway Authority,
Revenue, First Tier, Series B, Rfdg	5.000%	01/01/25	875	$943,386
Revenue, Second Tier, Series B, Rfdg	5.000	01/01/26	690	705,831
Revenue, Second Tier, Series B, Rfdg	5.000	01/01/27	1,550	1,735,077
Revenue, Second Tier, Series B, Rfdg	5.000	01/01/28	340	372,981
Revenue, Series A, Rfdg	5.000	01/01/26	2,050	2,155,759
Tarrant County Cultural Education Facilities Finance Corp.,
Revenue, Texas Health Resources System, Series A, Rfdg	5.000	02/15/26	365	404,972
Revenue, Trinity Terrace Project, Series A-1, Rfdg	5.000	10/01/29	630	667,957
Texas Municipal Gas Acquisition & Supply Corp. I,
Revenue, Senior Lien, Series D	6.250	12/15/26	725	794,545

				28,220,819

Utah 2.2%

County of Utah,
Revenue, IHC Health Services, Inc., Series B, (Mandatory Put Date 08/01/26)	5.000	05/15/60	3,375	3,762,619
Salt Lake City Airport,
Revenue, Series A, AMT	5.000	07/01/22	360	363,165
Revenue, Series A, AMT	5.000	07/01/23	535	553,582
Revenue, Series A, AMT	5.000	07/01/26	1,160	1,271,353
Revenue, Series A, AMT	5.000	07/01/28	375	417,215
Revenue, Series A, AMT	5.000	07/01/28	580	655,141

				7,023,075

Virginia 0.4%

Virginia Small Business Financing Authority,
Revenue, Elizabeth River Crossings Project, Senior Lien	4.250	07/01/22	225	226,667
Revenue, Elizabeth River Crossings Project, Senior Lien, AMT, Rfdg(hh)	4.000	01/01/30	750	791,114
Wise County Industrial Development Authority,
Revenue, Virginia Electric & Power Co., Series A, (Mandatory Put Date 05/31/24)	1.200	11/01/40	250	243,902

				1,261,683

See Notes to Financial Statements.
30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Washington 2.1%

City of Seattle Municipal Light & Power,
Revenue, Series B, Rfdg, (Mandatory Put Date 11/01/26)	0.760%	05/01/45	500	$500,393
Energy Northwest,
Revenue, Project No. 1, Series A, Rfdg	5.000	07/01/26	1,300	1,447,770
Port of Seattle,
Revenue, Intermediate Lein Private Activity, Series C, AMT, Rfdg	5.000	08/01/28	1,500	1,696,962
Revenue, Intermediate Lien, AMT	5.000	04/01/29	1,000	1,140,775
University of Washington,
Revenue, Series C, Rfdg	5.000	04/01/26	1,500	1,669,092
Washington Health Care Facilities Authority,
Revenue, Overlake Hospital Medical Center, Series B, Rfdg	5.000	07/01/28	375	430,932

				6,885,924

West Virginia 0.9%

West Virginia Economic Development Authority,
Revenue, Appalachian Power Co. Amos Project, Series A, Rfdg, (Mandatory Put Date 04/01/24)	2.550	03/01/40	1,000	1,003,025
Revenue, Appalachian Power Co. Project, Series A, Rfdg, (Mandatory Put Date 12/01/25)	0.625	12/01/38	1,500	1,394,040
Revenue, Wheeling Power Co. Mitchell Plant Project, Series A, AMT, Rfdg, (Mandatory Put Date 04/01/22)	3.000	06/01/37	500	500,000

				2,897,065

Wisconsin 0.4%

Public Finance Authority,
Revenue, Bancroft Neurohealth Project, Series A, 144A	5.000	06/01/23	500	516,782
Revenue, Trips Obligation Group, Senior Series E, Rfdg	5.000	07/01/23	355	357,796
Wisconsin Health & Educational Facilities Authority,
Revenue, Children’s Hospital of Wisconsin, Rfdg	5.000	08/15/27	335	381,737

				1,256,315

TOTAL INVESTMENTS 101.1% (cost $339,015,626)				326,996,581
Liabilities in excess of other assets(z) (1.1)%				(3,554,554)

NET ASSETS 100.0%				$323,442,027

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 31

Schedule of Investments  (continued)

as of March 31, 2022

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

CABS—Capital Appreciation Bonds

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guarantee Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

Rfdg—Refunding

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at March 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of March 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at March 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Position:
11	10 Year U.S. Treasury Notes	Jun. 2022	$1,351,625	$38,830

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$171,000	$—

See Notes to Financial Statements.
32

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
Alabama	$—	$10,945,369	$—
Alaska	—	2,682,522	—
Arizona	—	11,786,743	—
California	—	19,349,260	—
Colorado	—	8,365,955	—
Connecticut	—	7,268,643	—
Delaware	—	1,281,421	—
District of Columbia	—	7,073,672	—
Florida	—	20,770,092	—
Georgia	—	20,039,533	—
Hawaii	—	1,095,565	—
Idaho	—	1,013,625	—
Illinois	—	40,530,481	—
Indiana	—	5,054,476	—
Iowa	—	2,294,141	—
Kentucky	—	5,829,274	—
Louisiana	—	3,936,369	—
Maryland	—	2,779,886	—
Massachusetts	—	766,918	—
Michigan	—	4,118,971	—
Minnesota	—	1,066,037	—
Mississippi	—	1,326,360	—
Missouri	—	3,415,765	—
Nebraska	—	1,326,053	—
Nevada	—	1,114,901	—
New Jersey	—	27,094,359	—
New Mexico	—	1,358,791	—
New York	—	15,529,026	—
North Carolina	—	4,881,564	—
North Dakota	—	530,581	—
Ohio	—	10,666,744	—
Oklahoma	—	2,527,513	—

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 33

Schedule of Investments  (continued)

as of March 31, 2022

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Municipal Bonds (continued)
Pennsylvania	$—	$20,912,103	$—
Puerto Rico	—	3,234,806	—
Rhode Island	—	3,674,001	—
South Carolina	—	3,166,221	—
Tennessee	—	643,959	—
Texas	—	28,220,819	—
Utah	—	7,023,075	—
Virginia	—	1,261,683	—
Washington	—	6,885,924	—
West Virginia	—	2,897,065	—
Wisconsin	—	1,256,315	—

Total	$—	$326,996,581	$—

Other Financial Instruments*
Assets
Futures Contracts	$38,830	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2022 were as follows (unaudited):

Transportation	20.8%
Healthcare	15.2
General Obligation	11.2
Pre-pay Gas	10.9
Corporate Backed IDB & PCR	9.3
Tobacco	8.3
Special Tax/Assessment District	7.2
Power	7.2
Education	5.1

Lease Backed Certificate of Participation	2.9%
Water & Sewer	2.0
Solid Waste/Resource Recovery	0.7
Pre-Refunded	0.3

101.1
Liabilities in excess of other assets	(1.1)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the

See Notes to Financial Statements.
34

summary below.

Fair values of derivative instruments as of March 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$38,830	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$34,244

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$34,164

For the year ended March 31, 2022, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)

$1,689,625

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended March 31, 2022.

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 35

Statement of Assets and Liabilities

as of March 31, 2022

Assets

Unaffiliated investments (cost $339,015,626)	$326,996,581
Cash	81,176
Interest receivable	3,757,773
Receivable for investments sold	2,436,277
Receivable for Fund shares sold	1,642,436
Deposit with broker for centrally cleared/exchange-traded derivatives	171,000
Prepaid expenses and other assets	4,053

Total Assets	335,089,296

Liabilities

Payable for investments purchased	8,432,446
Payable for Fund shares purchased	2,975,371
Accrued expenses and other liabilities	114,681
Management fee payable	52,125
Dividends payable	37,529
Distribution fee payable	31,479
Due to broker—variation margin futures	2,750
Affiliated transfer agent fee payable	888

Total Liabilities	11,647,269

Net Assets	$323,442,027

Net assets were comprised of:
Shares of beneficial interest, at par	$32,700
Paid-in capital in excess of par	340,107,136
Total distributable earnings (loss)	(16,697,809)

Net assets, March 31, 2022	$323,442,027

See Notes to Financial Statements.
36

Class A

Net asset value and redemption price per share, ($104,310,305 ÷ 10,543,445 shares of beneficial interest issued and outstanding)	$9.89
Maximum sales charge (2.25% of offering price)	0.23

Maximum offering price to public	$10.12

Class C

Net asset value, offering price and redemption price per share, ($10,151,130 ÷ 1,026,874 shares of beneficial interest issued and outstanding)	$9.89

Class Z

Net asset value, offering price and redemption price per share, ($201,704,151 ÷ 20,394,262 shares of beneficial interest issued and outstanding)	$9.89

Class R6

Net asset value, offering price and redemption price per share, ($7,276,441 ÷ 735,861 shares of beneficial interest issued and outstanding)	$9.89

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 37

Statement of Operations

Year Ended March 31, 2022

Net Investment Income (Loss)

Interest income	$4,744,970

Expenses
Management fee	999,354
Distribution fee(a)	411,240
Transfer agent’s fees and expenses (including affiliated expense of $ 5,215)(a)	293,441
Registration fees(a)	62,031
Custodian and accounting fees	56,975
Audit fee	42,850
Legal fees and expenses	20,923
Shareholders’ reports	16,125
Trustees’ fees	13,350
Miscellaneous	22,408

Total expenses	1,938,697
Less: Fee waiver and/or expense reimbursement(a)	(370,121)
Custodian fee credit	(487)

Net expenses	1,568,089

Net investment income (loss)	3,176,881

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(1,707,109)
Futures transactions	34,244

(1,672,865)

Net change in unrealized appreciation (depreciation) on:
Investments	(18,356,534)
Futures	34,164

(18,322,370)

Net gain (loss) on investment transactions	(19,995,235)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(16,818,354)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	290,983	120,257	—	—
Transfer agent’s fees and expenses	59,998	7,363	225,945	135
Registration fees	17,044	6,784	24,522	13,681
Fee waiver and/or expense reimbursement	(50,848)	(11,269)	(292,814)	(15,190)

See Notes to Financial Statements.
38

Statements of Changes in Net Assets

	Year Ended March 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,176,881	$3,092,167
Net realized gain (loss) on investment transactions	(1,672,865)	(1,660,974)
Net change in unrealized appreciation (depreciation) on investments	(18,322,370)	6,614,161

Net increase (decrease) in net assets resulting from operations	(16,818,354)	8,045,354

Dividends and Distributions
Distributions from distributable earnings
Class A	(870,607)	(815,430)
Class C	(2,200)	(122,120)
Class Z	(2,239,240)	(2,137,761)
Class R6	(32,907)	(16,074)

	(3,144,954)	(3,091,385)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	264,490,313	192,362,576
Net asset value of shares issued in reinvestment of dividends and distributions	2,633,558	2,451,448
Cost of shares purchased	(210,236,507)	(74,564,249)

Net increase (decrease) in net assets from Fund share transactions	56,887,364	120,249,775

Total increase (decrease)	36,924,056	125,203,744

Net Assets:

Beginning of year	286,517,971	161,314,227

End of year	$323,442,027	$286,517,971

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 39

Financial Highlights

Class A Shares
	Year Ended March 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.46	$10.12	$10.25	$10.10	$10.03
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.15	0.21	0.22	0.22
Net realized and unrealized gain (loss) on investment transactions	(0.57)	0.35	(0.13)	0.15	0.06
Total from investment operations	(0.49)	0.50	0.08	0.37	0.28
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.21)	(0.22)	(0.21)
Net asset value, end of year	$9.89	$10.46	$10.12	$10.25	$10.10
Total Return(b):	(4.73)%	4.99%	0.72%	3.69%	2.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$104,310	$98,413	$37,864	$33,779	$40,222
Average net assets (000)	$116,393	$56,478	$38,599	$31,640	$38,892
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.61%	0.63%	0.85%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	0.65%	0.74%	1.03%	1.04%	1.07%
Net investment income (loss)	0.77%	1.43%	1.99%	2.21%	2.14%
Portfolio turnover rate(d)(e)	74%	64%	83%	90%	71%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.
40

Class C Shares
	Year Ended March 31,

	2022		2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.46		$10.11	$10.24	$10.09	$10.02
Income (loss) from investment operations:
Net investment income (loss)	-	(b)	0.08	0.13	0.15	0.14
Net realized and unrealized gain (loss) on investment transactions	(0.57)		0.35	(0.13)	0.14	0.06
Total from investment operations	(0.57)		0.43	-(b )	0.29	0.20
Less Dividends and Distributions:
Dividends from net investment income	(-	)(b)	(0.08)	(0.13)	(0.14)	(0.13)
Net asset value, end of year	$9.89		$10.46	$10.11	$10.24	$10.09
Total Return(c):	(5.43)%		4.25%	(0.03)%	2.93%	2.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,151		$13,047	$17,580	$18,002	$20,309
Average net assets (000)	$12,026		$15,371	$18,047	$18,317	$21,456
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.37%		1.43%	1.60%	1.60%	1.60%
Expenses before waivers and/or expense reimbursement	1.46%		1.54%	1.80%	1.84%	1.85%
Net investment income (loss)	0.02%		0.80%	1.27%	1.46%	1.39%
Portfolio turnover rate(e)(f)	74%		64%	83%	90%	71%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 41

Financial Highlights   (continued)

Class Z Shares
	Year Ended March 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.46	$10.12	$10.25	$10.10	$10.02
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.19	0.24	0.25	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.57)	0.34	(0.14)	0.14	0.07
Total from investment operations	(0.46)	0.53	0.10	0.39	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.23)	(0.24)	(0.23)
Net asset value, end of year	$9.89	$10.46	$10.12	$10.25	$10.10
Total Return(b):	(4.44)%	5.30%	0.97%	3.95%	3.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$201,704	$174,371	$104,867	$97,709	$80,839
Average net assets (000)	$213,040	$119,138	$110,231	$93,569	$74,855
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.32%	0.32%	0.60%	0.60%	0.60%
Expenses before waivers and/or expense reimbursement	0.46%	0.52%	0.79%	0.83%	0.82%
Net investment income (loss)	1.06%	1.80%	2.26%	2.46%	2.40%
Portfolio turnover rate(d)(e)	74%	64%	83%	90%	71%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.
42

Class R6 Shares
					May 25, 2017(a)
					through
	Year Ended March 31,				March 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.46	$10.11	$10.24	$10.10	$10.14
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.20	0.24	0.25	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.57)	0.35	(0.14)	0.13	(0.05)
Total from investment operations	(0.46)	0.55	0.10	0.38	0.16
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.20)	(0.23)	(0.24)	(0.20)
Net asset value, end of period	$9.89	$10.46	$10.11	$10.24	$10.10
Total Return(c):	(4.41)%	5.44%	0.97%	3.85%	1.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7,276	$688	$1,003	$2,300	$10
Average net assets (000)	$3,145	$820	$1,689	$1,291	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.60%	0.60%	0.60%(e)
Expenses before waivers and/or expense reimbursement	0.77%	1.78%	1.42%	1.90%	141.66%(e)
Net investment income (loss)	1.05%	1.97%	2.32%	2.48%	2.42%(e)
Portfolio turnover rate(f)(g)	74%	64%	83%	90%	71%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.
PGIM Short Duration Muni Fund 43

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Short Duration Muni Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

44

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

PGIM Short Duration Muni Fund 45

Notes to Financial Statements (continued)

reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

46

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

PGIM Short Duration Muni Fund 47

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Manager pays for the services of PGIM, Inc.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended March 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.29% on average daily net assets up to $5 billion;	0.29%

0.28% on average daily net assets over $5 billion.

The Manager has contractually agreed, through July 31, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

In order to support Class C’s income yield, the Manager has voluntarily undertaken to waive/subsidize fees and/or expenses of Class C, respectively, such that the 1-day income yield (excluding capital gain (loss)) does not fall below 0.00%. The waivers/subsidies are

48

voluntary and may be modified or terminated at any time. Pursuant to this undertaking, during the reporting period ended March 31, 2022, the Manager has waived/subsidized $6,016 of Class C’s fees and/or expenses. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	0.85%

C	1.60

Z	0.32

R6	0.29

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly. The Fund’s annual distribution contractual rate and limit where applicable are as follows:

Class	Contractual Rate	Limit

A	0.25%	—%

C	1.00	—

Z	N/A	N/A

R6	N/A	N/A

For the year ended March 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

FESL by Class	Amount

A	$84,265

CDSC by Class	Amount

A	$50,484

C	3,181

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Short Duration Muni Fund 49

Notes to Financial Statements (continued)

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended March 31, 2022, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain (Loss)

$52,531,444	$55,851,356	$—

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended March 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$328,049,995	$253,321,799

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended March 31, 2022, the tax character of dividends paid by the Fund was $3,144,954 of tax-exempt income. For the year ended March 31, 2021, the tax character of dividends paid by the Fund was $3,091,385 of tax-exempt income.

As of March 31, 2022, the accumulated undistributed earnings on a tax basis was $286,429 of tax-exempt income (includes timing difference of $37,529 for dividends payable).

50

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$338,986,656	$907,752	$(12,858,997)	$(11,951,245)

The differences between GAAP basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

As of March 31, 2022, the Fund had a capital loss carryforward of approximately $4,993,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

PGIM Short Duration Muni Fund 51

Notes to Financial Statements (continued)

As of March 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

R6	1,085	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	10	95.8%

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended March 31, 2022:
Shares sold	6,588,514	$68,858,052
Shares issued in reinvestment of dividends and distributions	69,598	721,271
Shares purchased	(5,395,808)	(55,793,548)
Net increase (decrease) in shares outstanding before conversion	1,262,304	13,785,775
Shares issued upon conversion from other share class(es)	169,986	1,765,596
Shares purchased upon conversion into other share class(es)	(294,746)	(3,068,112)
Net increase (decrease) in shares outstanding	1,137,544	$12,483,259

Year ended March 31, 2021:
Shares sold	6,548,554	$68,450,018
Shares issued in reinvestment of dividends and distributions	62,903	653,167
Shares purchased	(1,618,179)	(16,743,825)
Net increase (decrease) in shares outstanding before conversion	4,993,278	52,359,360
Shares issued upon conversion from other share class(es)	888,818	9,283,942
Shares purchased upon conversion into other share class(es)	(217,312)	(2,278,979)
Net increase (decrease) in shares outstanding	5,664,784	$59,364,323

52

Share Class	Shares	Amount

Class C
Year ended March 31, 2022:
Shares sold	192,660	$2,011,029
Shares issued in reinvestment of dividends and distributions	139	1,458
Shares purchased	(288,609)	(3,000,332)
Net increase (decrease) in shares outstanding before conversion	(95,810)	(987,845)
Shares purchased upon conversion into other share class(es)	(125,039)	(1,294,727)
Net increase (decrease) in shares outstanding	(220,849)	$(2,282,572)

Year ended March 31, 2021:
Shares sold	395,621	$4,065,314
Shares issued in reinvestment of dividends and distributions	6,506	67,146
Shares purchased	(235,175)	(2,411,171)
Net increase (decrease) in shares outstanding before conversion	166,952	1,721,289
Shares purchased upon conversion into other share class(es)	(657,766)	(6,857,138)
Net increase (decrease) in shares outstanding	(490,814)	$(5,135,849)

Class Z
Year ended March 31, 2022:
Shares sold	17,730,023	$184,928,763
Shares issued in reinvestment of dividends and distributions	181,125	1,877,957
Shares purchased	(14,431,257)	(149,578,631)
Net increase (decrease) in shares outstanding before conversion	3,479,891	37,228,089
Shares issued upon conversion from other share class(es)	319,389	3,320,309
Shares purchased upon conversion into other share class(es)	(74,093)	(770,259)
Net increase (decrease) in shares outstanding	3,725,187	$39,778,139

Year ended March 31, 2021:
Shares sold	11,474,763	$119,847,244
Shares issued in reinvestment of dividends and distributions	165,363	1,715,061
Shares purchased	(5,321,625)	(55,045,625)
Net increase (decrease) in shares outstanding before conversion	6,318,501	66,516,680
Shares issued upon conversion from other share class(es)	261,970	2,744,556
Shares purchased upon conversion into other share class(es)	(276,281)	(2,892,381)
Net increase (decrease) in shares outstanding	6,304,190	$66,368,855

PGIM Short Duration Muni Fund 53

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R6
Year ended March 31, 2022:
Shares sold	843,104	$8,692,469
Shares issued in reinvestment of dividends and distributions	3,200	32,872
Shares purchased	(180,709)	(1,863,996)
Net increase (decrease) in shares outstanding before conversion	665,595	6,861,345
Shares issued upon conversion from other share class(es)	4,525	47,193
Net increase (decrease) in shares outstanding	670,120	$6,908,538

Year ended March 31, 2021:
Shares issued in reinvestment of dividends and distributions	1,555	$16,074
Shares purchased	(34,938)	(363,628)
Net increase (decrease) in shares outstanding	(33,383)	$(347,554)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

54

The Fund did not utilize the SCA during the year ended March 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings

PGIM Short Duration Muni Fund 55

Notes to Financial Statements (continued)

may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or

56

conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. If the Fund invests a substantial amount of its assets in issuers located in a single region, state or city, there is an increased risk that environmental, economic, political and social conditions in those regions

PGIM Short Duration Muni Fund 57

Notes to Financial Statements (continued)

will have a significant impact on the Fund’s investment performance. For example, municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.

Tax Risk: Municipal bonds are subject to tax risk. This is the risk that federal income tax rates may decrease, which could decrease the demand for municipal bonds, or that a change in the law may limit or eliminate the exemption of interest on municipal bonds from such taxes. In addition, the income from municipal bonds could be declared taxable because of non-compliant conduct of an issuer.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

58

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Short Duration Muni Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short Duration Muni Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 21, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

May 17, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Short Duration Muni Fund 59

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

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Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2022, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share

	Class A	Class C	Class Z	Class R6

Tax-Exempt Dividends	$.079	$.002	$.110	$.113

In January 2023, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2022.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Short Duration Muni Fund 61

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration Muni Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short Duration Muni Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

PGIM Short Duration Muni Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Short Duration Muni Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer •
Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer •
Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary •
Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant
Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Short Duration Muni Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION MUNI FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PDSAX	PDSCX	PDSZX	PDSQX

CUSIP	744336835	744336827	744336819	744336744

MF222E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended March 31, 2022, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended March 31, 2022, PwC billed the Registrant $68,550 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended March 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended March 31, 2021, PwC billed the Registrant $127,900 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended March 31, 2022 and March 31, 2021, PwC did not bill the Registrant for audit - related services.

For the fiscal years ended March 31, 2022 and March 31, 2021, fees of $0 and $8,701 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended March 31, 2022 and March 31, 2021: none.

(d) All Other Fees

For the fiscal years ended March 31, 2022 and March 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended March 31, 2022 and March 31, 2021, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2022 and March 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	May 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	May 17, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	May 17, 2022